Exhibit 99.1

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces Third-Quarter and Nine-Month 2017 Results

Year-to-date earnings per share growth of 9.9% and loan growth of 9%

DEFIANCE, Ohio, October 19, 2017 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, item and statement processing services, today reported earnings for the third-quarter and nine-months ended September 30, 2017.

Third-quarter 2017 highlights over prior-year third quarter include:

●         Net income of $2.7 million, an increase of 6.9 percent, or $0.2 million

●         Return on average assets of 1.27 percent

●         Diluted earnings per share (EPS) of $0.43, an increase of 7.5 percent, or $0.03 per share

●         Mortgage origination volume of $89.2 million, a decrease of 23.9 percent, or $28.0 million from $117.2 million

Nine-months ended September 30, 2017 highlights over prior-year nine months include:

●         Net income of $7.0 million, an increase of 8.8 percent, or $0.6 million

●         Return on average assets of 1.11 percent

●         Diluted earnings per share (EPS) of $1.11, an increase of 9.9 percent, or $0.10 per share

Trailing twelve months (TTM) ended September 30, 2017 results compared to same period prior year:

●         Loan growth of $55.7 million, or 9.0 percent vs. $78.5 million, or 14.5 percent

●         Deposit growth of $54.7 million, or 9.0 percent vs. $88.6 million, or 15.4 percent

●         Servicing portfolio of $979.3 million, up 12.7 percent, or $110.5 million

●         Diluted earnings per share (EPS) of $1.48, an increase of 13.8 percent, or $0.18 per share

Highlights	Three Months Ended			Nine Months Ended
($000’s except ratios and share data)	Sep. 2017	Sep. 2016	% Change	Sep. 2017	Sep. 2016	% Change
Operating revenue	$12,124	$11,686	3.8%	$33,857	$31,967	5.9%
Interest income	8,338	7,499	11.2	23,718	21,539	10.1
Interest expense	1,075	828	29.8	2,986	2,333	28.0
Net interest income	7,263	6,671	8.9	20,732	19,206	7.9
Noninterest income	4,861	5,015	(3.1)	13,125	12,761	2.9
Noninterest expense	8,284	7,930	4.5	23,472	22,232	5.6
Net income	2,723	2,547	6.9	7,033	6,467	8.8
Earnings per diluted share	0.43	0.40	7.5	1.11	1.01	9.9
Net interest margin (FTE)	3.81%	3.82%	(0.0)	3.71%	3.77%	(1.6)
Return on average assets	1.27%	1.28%	(0.8)	1.11%	1.10%	0.1
Return on average equity	12.11%	11.90%	1.8	10.57%	10.27%	2.9

“We are encouraged to report a nearly 7 percent increase in earnings for the third quarter, coupled with improved asset quality and 9 percent loan growth,” said Mark A. Klein, Chairman, President and CEO of SB Financial. “Despite a softer residential mortgage origination market, we achieved success with higher loan growth, SBA gains and controlled expenses.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was up 3.8 percent from the third quarter of 2016, and up 6.1 percent from the linked quarter.

●	Net interest income was up 8.9 percent from the year-ago quarter, and up 4.3 percent from the linked quarter.

●	Net interest margin (FTE) was down 1 basis point from the year-ago quarter, but up 8 basis points from the linked quarter.

●	Noninterest income was down 3.1 percent from the year-ago quarter, but up 8.9 percent from the linked quarter.

●	Total revenue for the first nine months of 2017 was $33.9 million compared to $32.0 million for the first nine months of 2016, which is a 6.0 percent increase.

Mortgage Loan Business

Mortgage loan originations for the third quarter of 2017 were $89.2 million, down $28.0 million, or 23.9 percent, from the year-ago quarter. Total sales of originated loans were $76.9 million, down $24.2 million, or 24.0 percent from the year-ago quarter.

Net mortgage banking revenue, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $2.4 million for the third quarter of 2017, compared to $2.7 million for the year-ago quarter, or a 9.9 percent decrease. The mortgage servicing valuation adjustment for the third quarter 2017 was a negative $0.04 million, compared to a positive adjustment of $0.07 million for the third quarter of 2016. The aggregate servicing valuation impairment ended the quarter at $0.3 million. The mortgage-servicing portfolio at September 30, 2017, was $979.3 million, up $110.5 million, or 12.7 percent, from $868.8 million at September 30, 2016.

Mr. Klein noted, “Mortgage originations were down from the prior year and linked quarter due to lower market activity reflecting the limited availability of inventory. We were able to improve profitability from the linked quarter with better pricing and pipeline management. Again this quarter, 95 percent of our volume was from new clients to the Company.”

Mortgage Banking ($000’s)
	Sep. 2017	Jun. 2017	Mar. 2017	Dec. 2016	Sep. 2016
Mortgage originations	$89,217	$97,804	$56,667	$83,469	$117,209
Mortgage sales	76,919	80,038	50,473	81,689	101,147
Mortgage servicing portfolio	979,251	952,364	917,435	899,710	868,783
Mortgage servicing rights	9,560	9,217	8,727	8,422	6,887

Mortgage servicing revenue:
Loan servicing fees	605	583	566	553	531
OMSR amortization	(343)	(303)	(218)	(462)	(397)
Net administrative fees	262	280	348	91	134
OMSR valuation adjustment	(35)	(39)	35	1,233	71
Net loan servicing fees	227	241	383	1,324	205
Gain on sale of mortgages	2,211	2,063	1,250	2,002	2,503
Mortgage banking revenue, net	$2,438	$2,304	$1,633	$3,326	$2,708

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income includes revenue from a diverse group of services, such as wealth management, deposit fees and the sale of small business loans (SBA). SBA activity for the quarter was strong, with total loan volume of $4.1 million and gains of $0.2 million. Wealth management assets under the Company’s care stood at $429.8 million as of September 30, 2017. Noninterest income as a percentage of total revenue was 40.1 percent.

For the third quarter of 2017, noninterest expense (NIE) of $8.3 million, was up $0.4 million, or 4.5 percent, compared to the same quarter last year. The increase was due mainly to staffing increases and higher marketing costs. Compared to the linked quarter, NIE was up $0.5 million, or 6.1 percent.

Mr. Klein stated, “Fee income continues to be a strength, with 39 percent of total revenue for the year. SBA and wealth management have increased their contribution offsetting the slowdown in residential mortgage.”

Noninterest Income / Noninterest Expense ($000’s)
	Sep. 2017	Jun. 2017	Mar. 2017	Dec. 2016	Sep. 2016
Noninterest Income (NII)	$4,861	$4,462	$3,802	$5,128	$5,015
NII / Total Revenue	40.1%	39.1%	36.9%	43.6%	42.9%
NII / Average Assets	2.3%	2.1%	1.8%	2.5%	2.5%

Noninterest Expense (NIE)	$8,284	$7,806	$7,382	$7,859	$7,930
Efficiency Ratio	68.3%	68.3%	71.6%	66.7%	67.8%
NIE / Average Assets	3.9%	3.7%	3.6%	3.9%	4.0%
Net Noninterest Expense	(1.6)	(1.6)	(1.7)	(1.3)	(1.5)

Balance Sheet

Total assets as of September 30, 2017, were $860.5 million, up $58.7 million, or 7.3 percent, from a year ago. Total equity as of September 30, 2017, was $90.9 million, up 5.4 percent from a year ago, and was at 10.6 percent of total assets.

Total loans held for investment were $675.1 million at September 30, 2017, up $55.7 million, or 9.0 percent, from September 30, 2016. Commercial real estate loans were up $51.4 million, or 19.1 percent, and accounted for the majority of the total loan growth. Commercial (C&I) also rose $3.5 million, or 3.4 percent, from the prior period.

The investment portfolio of $89.1 million, including Federal Reserve Bank and Federal Home Loan Bank stock, represented 10.3 percent of assets at September 30, 2017, and was down 7.7 percent from the year-ago period. Deposit balances of $716.8 million at September 30, 2017, increased by $54.7 million, or 8.3 percent, since September 30, 2016. Growth from the prior year included $2.6 million in checking and $52.1 million in savings and time deposit balances.

“Loan growth was strong for the quarter, up nearly $23 million, a 14 percent annualized rate,” said Mr. Klein. “Most importantly we were able to fund the bulk of our year-over-year loan growth with retail deposit balances.”

Loan Portfolio ($000’s)	Sep. 2017	Jun. 2017	Mar. 2017	Dec. 2016	Sep. 2016	Variance YOY
Commercial	$104,723	$107,319	$102,392	$109,087	$101,245	$3,478
% of Total	15.5%	16.5%	16.4%	16.9%	16.4%	3.4%
Commercial RE	319,764	296,116	282,951	284,084	268,408	51,356
% of Total	47.4%	45.4%	45.1%	44.1%	43.3%	19.1%
Agriculture	51,140	52,107	47,580	52,475	54,609	(3,469)
% of Total	7.8%	8.0%	7.6%	8.2%	8.8%	(6.4%)
Residential RE	141,296	137,214	136,762	142,452	139,757	1,539
% of Total	20.9%	21.1%	21.8%	22.1%	22.6%	1.1%
Consumer & Other	58,152	58,833	57,037	56,335	55,333	2,819
% of Total	8.6%	9.0%	9.1%	8.7%	8.9%	5.1%

Total Loans	$675,075	$651,589	$626,722	$644,433	$619,352	$55,723
Total Growth Percentage						9.0%

Deposit Bal. ($000’s)	Sep. 2017	Jun. 2017	Mar. 2017	Dec. 2016	Sep. 2016	Variance YOY
Non-Int DDA	$124,840	$124,213	$124,664	$125,189	$116,976	$7,864
% of Total	17.4%	17.6%	17.5%	18.6%	17.7%	6.7%
Interest DDA	130,513	127,409	133,388	131,598	135,729	(5,216)
% of Total	18.2%	18.0%	18.7%	19.5%	20.5%	(3.8%)
Savings	103,530	104,720	103,901	95,594	89,265	14,265
% of Total	14.4%	14.8%	14.6%	14.2%	13.5%	16.0%
Money Market	140,647	130,987	138,915	122,976	126,501	14,146
% of Total	19.6%	18.5%	19.5%	18.3%	19.1%	11.2%
Certificates	217,277	220,004	212,047	197,716	193,673	23,604
% of Total	30.3%	31.1%	29.7%	29.4%	29.3%	12.2%

Total Deposits	$716,807	$707,333	$712,915	$673,073	$662,144	$54,663
Total Growth Percentage						8.3%

Asset Quality

SB Financial maintained its high-performing peer asset quality level during the quarter, reporting non-performing assets of $3.7 million as of September 30, 2017, down $0.8 million, or 18.0 percent, from the year-ago quarter. SB Financial’s nonperforming assets to total assets ratio of 0.43 percent is down from 0.57 percent at September 30, 2016. The coverage of problem loans by the loan loss allowance was at 213.3 percent at September 30, 2017, up from the 163.5 percent at September 30, 2016.

Summary of Nonperforming Assets ($000’s)

Nonperforming Category	Sep. 2017	Jun. 2017	Mar. 2017	Dec. 2016	Sep. 2016	Variance YOY
Commercial & Agriculture	$125	$132	$187	$194	$151	$(26)
% of Total Com./Ag. loans	0.08%	0.08%	0.13%	0.12%	0.10%	(17.2%)
Commercial RE	1,029	1,049	939	1,194	1,393	(364)
% of Total CRE loans	0.32%	0.35%	0.33%	0.42%	0.52%	(26.1%)
Residential RE	1,074	1,115	1,126	1,162	1,152	(78)
% of Total Res. RE loans	0.76%	0.81%	0.82%	0.82%	0.82%	(6.8%)
Consumer & Other	153	154	130	187	193	(40)
% of Total Con./Oth. loans	0.26%	0.26%	0.23%	0.33%	0.35%	(20.7%)
Total Nonaccruing Loans	2,381	2,450	2,382	2,737	2,889	(508)
% of Total loans	0.35%	0.38%	0.38%	0.43%	0.47%	(17.6%)
Accruing Restructured Loans	1,258	1,366	1,383	1,590	1,588
Total Nonaccruing & Restructured Loans	$3,639	$3,816	$3,765	$4,327	$4,477	$(838)
% of Total loans	0.54%	0.59%	0.60%	0.67%	0.72%	(18.7%)
Foreclosed Assets	94	94	950	994	73
Total Nonperforming Assets	$3,733	$3,910	$4,715	$5,321	$4,550	$(817)
% of Total assets	0.43%	0.46%	0.56%	0.65%	0.57%	(18.0%)

“The quarter saw a reduction in our nonperforming ratio to just 43 basis points,” said Mr. Klein. “With net charge-offs for the year of $165,000, our asset quality continues to be at the top of our peer group.”

Webcast and Conference Call

The Company will hold a related conference call and webcast on October 20, 2017, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at http://www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company with two operating subsidiaries: State Bank and Diverse Computer Marketers (DCM). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 19 banking centers; 18 in nine Ohio counties and one center in Fort Wayne, Indiana, and 24 full-service ATMs. The Company has six loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. DCM provides item processing and statement production services to community banks located primarily in the Midwest. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.  SB Financial’s preferred stock is listed on the NASDAQ Capital Market under the symbol “SBFGP”.

In May 2017, SB Financial was ranked #145 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”).

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this release contains certain non-GAAP financial measures. Management believes that including certain non-GAAP financial measures will provide investors with information useful in understanding the Company’s financial performance, its performance trends and financial position. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

###

SB FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEETS - (Unaudited)

	September	June	March	December	September
($ in Thousands)	2017	2017	2017	2016	2016

ASSETS
Cash and due from banks	$28,258	21,385	45,740	17,012	25,167

Securities available for sale, at fair value	85,304	103,347	107,937	90,129	92,689
Other securities - FRB and FHLB Stock	3,748	3,748	3,748	3,748	3,748
Total investment securities	89,052	107,095	111,685	93,877	96,437

Loans held for sale	7,663	9,437	5,104	4,434	5,865

Loans, net of unearned income	675,075	651,589	626,722	644,433	619,352
Allowance for loan losses	(7,760)	(7,825)	(7,679)	(7,725)	(7,320)
Net loans	667,315	643,764	619,043	636,708	612,032

Premises, equipment and software, net	21,271	20,740	19,909	19,129	18,673
Cash surrender value of life insurance	13,692	13,859	13,791	13,725	13,653
Goodwill & other intangibles	16,414	16,417	16,419	16,422	16,426
Foreclosed assets held for sale, net	94	94	950	994	73
Mortgage servicing rights	9,560	9,217	8,727	8,422	6,887
Accrued interest receivable	1,880	1,411	1,462	1,512	1,641
Other assets	5,263	4,249	4,018	3,770	4,946
Total assets	$860,462	847,668	846,848	816,005	801,800

LIABILITIES AND EQUITY
Deposits
Non interest bearing demand	$124,840	124,213	124,664	125,189	116,976
Interest bearing demand	130,513	127,409	133,388	131,598	135,729
Savings deposits	103,530	104,720	103,901	95,594	89,265
Money market deposits	140,647	130,987	138,915	122,976	126,501
Time deposits	217,277	220,004	212,047	197,716	193,673
Total deposits	716,807	707,333	712,915	673,073	662,144

Advances from Federal Home Loan Bank	20,500	20,500	15,500	26,500	23,000
Repurchase agreements	11,343	11,175	11,796	10,532	11,363
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Accrued interest payable	611	563	450	408	427
Other liabilities	9,982	8,756	7,849	8,634	8,293
Total liabilities	769,553	758,637	758,820	729,457	715,537

Equity
Preferred shares	13,983	13,983	13,983	13,983	13,983
Common shares	12,569	12,569	12,569	12,569	12,569
Additional paid-in capital	15,335	15,260	15,224	15,362	15,370
Retained earnings	51,991	49,851	48,118	46,688	44,933
Accumulated other comprehensive income	335	340	136	51	1,237
Treasury shares	(3,304)	(2,972)	(2,002)	(2,105)	(1,829)

Total equity	90,909	89,031	88,028	86,548	86,263

Total liabilities and equity	$860,462	847,668	846,848	816,005	801,800

SB FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands - except share data)	At and for the Three Months Ended					Nine Months Ended

	September	June	March	December	September	September	September
Interest income	2017	2017	2017	2016	2016	2017	2016
Loans
Taxable	$7,653	7,243	6,800	6,984	6,954	21,696	19,862
Nontaxable	21	21	20	20	22	62	55
Securities
Taxable	532	569	461	364	378	1,562	1,172
Nontaxable	132	133	133	144	145	398	450
Total interest income	8,338	7,966	7,414	7,512	7,499	23,718	21,539

Interest expense
Deposits	907	863	748	709	677	2,518	1,869
Repurchase Agreements & Other	4	2	4	2	5	10	14
Federal Home Loan Bank advances	86	63	86	86	83	235	266
Trust preferred securities	78	75	70	68	63	223	184
Total interest expense	1,075	1,003	908	865	828	2,986	2,333

Net interest income	7,263	6,963	6,506	6,647	6,671	20,732	19,206

Provision for loan losses	-	200	-	500	-	200	250

Net interest income after provision for loan losses	7,263	6,763	6,506	6,147	6,671	20,532	18,956

Noninterest income
Wealth Management Fees	688	704	667	657	695	2,059	1,971
Customer service fees	674	667	640	653	692	1,981	2,052
Gain on sale of mtg. loans & OMSR's	2,211	2,063	1,250	2,002	2,503	5,524	6,170
Mortgage loan servicing fees, net	227	241	383	1,324	205	851	(514)
Gain on sale of non-mortgage loans	294	369	430	52	327	1,093	927
Data service fees	182	184	193	184	223	559	733
Net gain on sales of securities	119	-	-	-	59	119	262
Gain/(loss) on sale/disposal of assets	8	8	2	-	(31)	18	177
Other income	458	226	237	256	342	921	983
Total non-interest income	4,861	4,462	3,802	5,128	5,015	13,125	12,761

Noninterest expense
Salaries and employee benefits	4,844	4,667	4,386	4,656	4,672	13,897	12,765
Net occupancy expense	566	552	560	533	523	1,678	1,612
Equipment expense	688	683	641	735	649	2,012	1,883
Data processing fees	429	396	370	384	352	1,195	996
Professional fees	502	417	363	404	380	1,282	1,022
Marketing expense	180	206	195	154	123	581	493
Telephone and communication	120	113	116	111	101	349	302
Postage and delivery expense	103	59	174	148	154	336	513
State, local and other taxes	198	170	167	154	170	535	440
Employee expense	242	183	145	182	117	570	363
Other expenses	412	360	265	398	689	1,037	1,843
Total non-interest expense	8,284	7,806	7,382	7,859	7,930	23,472	22,232

Income before income tax expense	3,840	3,419	2,926	3,416	3,756	10,185	9,485

Income tax expense	1,117	1,102	933	1,098	1,209	3,152	3,018

Net income	$2,723	2,317	1,993	2,317	2,547	7,033	6,467

Preferred Share Dividends	244	244	244	244	244	731	731

Net income available to common shares	2,479	2,073	1,749	2,073	2,303	6,302	5,736

Common share data:
Basic earnings per common share	$0.52	0.43	0.36	0.43	0.47	1.31	1.17

Diluted earnings per common share	$0.43	0.37	0.31	0.37	0.40	1.11	1.01

Average shares outstanding ($ in thousands):
Basic:	4,797	4,827	4,859	4,846	4,874	4,825	4,888
Diluted:	6,326	6,351	6,387	6,359	6,376	6,356	6,384

SB FINANCIAL GROUP, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share data)	At and for the Three Months Ended					Nine Months Ended

SUMMARY OF	September	June	March	December	September	September	September
OPERATIONS	2017	2017	2017	2016	2016	2017	2016

Net interest income	$7,263	6,963	6,506	6,647	6,671	20,732	19,206
Tax-equivalent adjustment	$79	79	79	84	86	237	260
Tax-equivalent net interest income	$7,342	7,042	6,585	6,731	6,757	20,969	19,466
Provision for loan loss	$-	200	-	500	-	200	250
Noninterest income	$4,861	4,462	3,802	5,128	5,015	13,125	12,761
Total operating revenue	$12,124	11,425	10,308	11,775	11,686	33,857	31,967
Noninterest expense	$8,284	7,806	7,382	7,859	7,930	23,472	22,232
Pre-tax pre-provision income	$3,840	3,619	2,926	3,916	3,756	10,385	9,735
Pretax income	$3,840	3,419	2,926	3,416	3,756	10,185	9,485
Net income	$2,723	2,317	1,993	2,317	2,547	7,033	6,467
Income available to common shareholders	$2,479	2,073	1,749	2,073	2,303	6,302	5,736

PER SHARE INFORMATION:
Basic earnings per share	$0.52	0.43	0.36	0.43	0.47	1.31	1.17
Diluted earnings per share	$0.43	0.37	0.31	0.37	0.40	1.11	1.01
Common dividends	$0.070	0.070	0.065	0.065	0.060	0.205	0.175
Book value per common share	$14.55	14.21	13.92	13.75	13.67	14.55	13.67
Tangible book value per common share	$12.64	12.20	11.83	11.59	11.49	12.64	11.49
Market price per common share	$17.16	16.88	16.72	16.05	12.53	17.16	12.53
Market price per preferred share	$16.45	16.89	16.85	15.85	13.50	16.45	13.50

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.27%	1.09%	0.96%	1.14%	1.28%	1.11%	1.10%
Pre-tax pre-provision ROAA	1.79%	1.70%	1.41%	1.92%	1.89%	1.64%	1.66%
Return on average equity	12.11%	10.46%	9.13%	10.72%	11.90%	10.57%	10.27%
Return on average tangible equity	18.28%	15.91%	14.00%	16.54%	18.45%	16.09%	16.10%
Efficiency ratio	68.30%	68.30%	71.59%	66.71%	67.83%	69.33%	69.52%
Earning asset yield	4.36%	4.26%	4.08%	4.17%	4.29%	4.24%	4.22%
Cost of interest bearing liabilities	0.68%	0.64%	0.60%	0.58%	0.56%	0.64%	0.54%
Net interest margin	3.77%	3.69%	3.55%	3.64%	3.77%	3.67%	3.72%
Tax equivalent effect	0.04%	0.04%	0.04%	0.05%	0.05%	0.04%	0.05%
Net interest margin, tax equivalent	3.81%	3.73%	3.59%	3.69%	3.82%	3.71%	3.77%
Non interest income/Average assets	2.27%	2.09%	1.84%	2.52%	2.52%	2.07%	2.18%
Non interest expense/Average assets	3.87%	3.66%	3.57%	3.86%	3.98%	3.70%	3.80%
Net noninterest expense/Average assets	1.60%	1.57%	1.73%	1.34%	1.46%	1.63%	1.62%

ASSET QUALITY RATIOS:
Gross charge-offs	$75	69	51	269	136	195	232
Recoveries	$10	15	5	175	6	30	312
Net charge-offs	$65	54	46	95	130	165	(80)
Nonaccruing loans/ Total loans	0.35%	0.38%	0.38%	0.42%	0.47%	0.35%	0.47%
Nonperforming loans/ Total loans	0.54%	0.59%	0.60%	0.67%	0.72%	0.54%	0.72%
Nonperforming assets/ Loans & OREO	0.55%	0.60%	0.75%	0.82%	0.73%	0.55%	0.73%
Nonperforming assets/ Total assets	0.43%	0.46%	0.56%	0.65%	0.57%	0.43%	0.57%
Allowance for loan loss/ Nonperforming loans	213.25%	205.06%	203.96%	178.53%	163.50%	213.25%	163.50%
Allowance for loan loss/ Total loans	1.15%	1.20%	1.23%	1.20%	1.18%	1.15%	1.18%
Net loan charge-offs/ Average loans (ann.)	0.04%	0.03%	0.03%	0.06%	0.08%	0.03%	(0.02%)
Loan loss provision/ Net charge-offs	0.00%	370.37%	0.00%	526.32%	0.00%	121.21%	(312.50%)

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	94.18%	92.12%	87.91%	95.74%	93.54%	94.18%	93.54%
Equity/ Assets	10.57%	10.50%	10.39%	10.61%	10.76%	10.57%	10.76%
Tangible equity/ Tangible assets	7.17%	7.05%	6.94%	7.02%	7.11%	7.17%	7.11%
Tangible equity adjusted for conversion	8.83%	8.74%	8.62%	8.77%	8.89%	8.83%	8.89%

END OF PERIOD BALANCES
Total assets	$860,462	847,668	846,848	816,005	801,800	860,462	801,800
Total loans	$675,075	651,589	626,722	644,433	619,352	675,075	619,352
Deposits	$716,807	707,333	712,915	673,073	662,144	716,807	662,144
Stockholders equity	$90,909	89,031	88,028	86,548	86,263	90,909	86,263
Goodwill & intangibles	$16,414	16,417	16,419	16,422	16,426	16,414	16,426
Preferred equity	$13,983	13,983	13,983	13,983	13,983	13,983	13,983
Tangible equity	$60,512	58,631	57,626	56,143	55,854	60,512	55,854
Mortgage servicing portfolio	$979,251	952,364	917,435	899,710	868,783	979,251	868,783
Wealth/Brokerage assets under care	$429,777	407,268	404,290	378,131	375,787	429,777	375,787
Total assets under care	$2,269,490	2,207,300	2,168,573	2,093,846	2,046,370	2,269,490	2,046,370
Full-time equivalent employees	237	237	231	227	224	237	224
Period end basic shares outstanding	4,788	4,807	4,873	4,844	4,860	4,788	4,860
Period end outstanding (Series A Converted)	1,461	1,459	1,452	1,452	1,452	1,461	1,452

AVERAGE BALANCES
Total assets	$857,147	852,526	827,514	814,423	796,027	845,836	780,583
Total earning assets	$771,722	754,736	734,378	729,525	707,679	752,753	688,139
Total loans	$667,943	644,658	637,490	634,664	614,731	650,142	593,538
Deposits	$712,614	717,472	683,639	672,226	650,751	704,638	637,055
Stockholders equity	$89,974	88,637	87,344	86,433	85,616	88,676	83,955
Intangibles	$16,415	16,418	16,421	16,424	16,427	16,418	16,431
Preferred equity	$13,983	13,983	13,983	13,983	13,983	13,983	13,983
Tangible equity	$59,576	58,236	56,940	56,026	55,206	58,275	53,541
Average basic shares outstanding	4,797	4,827	4,859	4,846	4,874	4,825	4,888
Average diluted shares outstanding	6,326	6,351	6,387	6,359	6,376	6,356	6,384

SB FINANCIAL GROUP, INC.
Rate Volume Analysis - (Unaudited)
At and for the Three and Nine Months Ended September 30, 2017 and 2016

($ in Thousands)	Three Months Ended Sep. 30, 2017			Three Months Ended Sep. 30, 2016
	Average		Average	Average		Average
Assets	Balance	Interest	Rate	Balance	Interest	Rate

Taxable securities	$89,512	532	2.38%	$78,174	378	1.93%
Nontaxable securities	14,267	200	5.61%	14,774	220	5.95%
Loans, net	667,943	7,685	4.60%	614,731	6,987	4.55%

Total earning assets	771,722	8,417	4.36%	707,679	7,585	4.29%

Cash and due from banks	25,011			32,760
Allowance for loan losses	(7,914)			(7,494)
Premises and equipment	21,243			18,921
Other assets	47,085			44,161

Total assets	$857,147			$796,027

Liabilities
Savings and interest bearing demand	$368,080	210	0.23%	$348,944	141	0.16%
Time deposits	218,561	697	1.28%	188,768	536	1.14%
Repurchase agreements & Other	12,655	4	0.13%	17,046	5	0.12%
Advances from Federal Home Loan Bank	20,772	86	1.66%	23,000	83	1.44%
Trust preferred securities	10,310	78	3.03%	10,310	63	2.44%

Total interest bearing liabilities	630,378	1,075	0.68%	588,068	828	0.56%

Non interest bearing demand	125,973	-		113,039	-

Total funding	756,351		0.57%	701,107		0.47%

Other liabilities	10,822			9,304

Total liabilities	767,173			710,411

Equity	89,974			85,616

Total liabilities and equity	$857,147			$796,027

Net interest income (tax equivalent basis)		$7,342			$6,757

Net interest income as a percent of average interest-earning assets			3.81%			3.82%

9

	Nine Months Ended Sep. 30, 2017			Nine Months Ended Sep. 30, 2016
	Average		Average	Average		Average
Assets	Balance	Interest	Rate	Balance	Interest	Rate

Taxable securities	$88,358	1,562	2.36%	$78,683	1,172	1.99%
Nontaxable securities	14,253	603	5.64%	15,918	682	5.71%
Loans, net	650,142	21,790	4.47%	593,538	19,945	4.48%

Total earning assets	752,753	23,955	4.24%	688,139	21,799	4.22%

Cash and due from banks	34,204			36,905
Allowance for loan losses	(7,824)			(7,348)
Premises and equipment	20,969			19,172
Other assets	45,734			43,715

Total assets	$845,836			$780,583

Liabilities
Savings and interest bearing demand	$366,026	576	0.21%	$343,761	381	0.15%
Time deposits	213,853	1,942	1.21%	180,609	1,488	1.10%
Repurchase agreements & Other	12,057	10	0.11%	16,213	14	0.12%
Advances from Federal Home Loan Bank	19,905	235	1.57%	23,379	266	1.52%
Trust preferred securities	10,310	223	2.88%	10,310	184	2.38%

Total interest bearing liabilities	622,151	2,986	0.64%	574,272	2,333	0.54%

Non interest bearing demand	124,759		0.53%	112,685		0.45%

Total funding	746,910			686,957

Other liabilities	10,250			9,671

Total liabilities	757,160			696,628

Equity	88,676			83,955

Total liabilities and equity	$845,836			$780,583

Net interest income (tax equivalent basis)		$20,969			$19,466

Net interest income as a percent of average interest-earning assets			3.71%			3.77%